Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
	(Dollars in thousands)
Non-accrual loans	$7,792	$7,250	$5,974	$5,355	$6,991
Loans 90 days or more past due and still accruing interest	—	—	—	—	432
Subtotal	7,792	7,250	5,974	5,355	7,423
Less: Government guaranteed loans	1,790	2,102	1,489	1,665	2,191
Total non-performing loans	6,002	5,148	4,485	3,690	5,232
Other real estate and repossessed assets	938	781	945	1,059	569
Total non-performing assets	$6,940	$5,929	$5,430	$4,749	$5,801

As a percent of Portfolio Loans
Non-performing loans	0.15%	0.13%	0.12%	0.10%	0.14%
Allowance for credit losses	1.47	1.46	1.46	1.47	1.44
Non-performing assets to total assets	0.13	0.11	0.10	0.09	0.11
Allowance for credit losses as a percent of non-performing loans	989.32	1,115.85	1,253.98	1,526.10	1,044.69

Allowance for credit losses

	Twelve months ended December 31,
	2024			2023
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$54,658	$157	$5,504	$52,435	$168	$5,080
Additions (deductions)
Provision for credit losses	5,618	(1,150)	—	3,221	2,989	—
Recoveries credited to allowance	2,711	1,125	—	2,798	—	—
Charges against the allowance	(3,608)	—	—	(3,796)	(3,000)	—
Costs included in non-interest expense	—	—	(373)	—	—	424
Balance at end of period	$59,379	$132	$5,131	$54,658	$157	$5,504

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.02%			0.03%

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Capitalization

	December 31,
	2024	2023
	(In thousands)
Subordinated debt	$39,586	$39,510
Subordinated debentures	39,796	39,728
Amount not qualifying as regulatory capital	(810)	(734)
Amount qualifying as regulatory capital	78,572	78,504
Shareholders’ equity
Common stock	318,777	317,483
Retained earnings	205,853	159,108
Accumulated other comprehensive income	(69,944)	(72,142)
Total shareholders’ equity	454,686	404,449
Total capitalization	$533,258	$482,953

Non-Interest Income

	Three months ended			Twelve months ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31,
				2024	2023
	(In thousands)
Interchange income	$3,294	$4,146	$3,336	$13,992	$13,996
Service charges on deposit accounts	2,976	3,085	3,061	11,870	12,361
Net gains (losses) on assets
Mortgage loans	1,705	2,177	1,961	6,579	7,436
Equity securities at fair value	—	(8)	—	2,685	—
Securities	(14)	(145)	—	(428)	(222)
Mortgage loan servicing, net	7,761	(3,130)	(2,442)	9,447	4,626
Investment and insurance commissions	744	882	1,010	3,268	3,456
Bank owned life insurance	268	197	141	834	474
Other	2,387	2,304	2,030	8,115	8,549
Total non-interest income	$19,121	$9,508	$9,097	$56,362	$50,676

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2024	2023	2024	2023
	(In thousands)
Balance at beginning of period	$40,204	$46,057	$42,243	$42,489
Originated servicing rights capitalized	1,064	844	4,020	3,956
Change in fair value	5,528	(4,658)	533	(4,202)
Balance at end of period	$46,796	$42,243	$46,796	$42,243

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Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31,
				2024	2023
	(Dollars in thousands)
Mortgage loans originated	$134,144	$147,516	$108,011	$518,256	$554,461
Mortgage loans sold	106,222	117,037	86,473	395,617	407,613
Net gains on mortgage loans	1,705	2,177	1,961	6,579	7,436
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.61%	1.86%	2.27%	1.66%	1.82%
Fair value adjustments included in the Loan Sales Margin	(0.32)%	0.46%	0.69%	0.13%	0.62%

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31,
				2024	2023
	(In thousands)
Compensation	$13,458	$13,264	$12,656	$53,389	$52,502
Performance-based compensation	5,351	3,426	2,644	16,138	11,064
Payroll taxes and employee benefits	4,077	3,358	3,749	15,428	15,399
Compensation and employee benefits	22,886	20,048	19,049	84,955	78,965
Data processing	3,688	3,379	2,909	13,579	11,862
Occupancy, net	1,953	1,893	1,933	7,806	7,908
Interchange expense	1,131	1,149	1,110	4,504	4,332
Furniture, fixtures and equipment	928	932	974	3,762	3,756
Advertising	1,198	581	879	3,058	2,165
FDIC deposit insurance	729	664	796	2,870	3,005
Legal and professional	849	687	585	2,566	2,208
Loan and collection	606	657	456	2,474	2,174
Communications	462	519	535	2,095	2,406
Taxes, licenses and fees	311	347	320	1,202	975
Director Fees	240	235	153	949	596
Amortization of intangible assets	129	129	137	516	547
Provision for loss reimbursement on sold loans	2	24	(1)	28	20
Net losses (gains) on other real estate and repossessed assets	—	14	1	(170)	19
Costs (recoveries) related to unfunded lending commitments	303	113	348	(373)	424
Other	1,572	1,212	1,694	5,275	5,757
Total non-interest expense	$36,987	$32,583	$31,878	$135,096	$127,119

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Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2024			2023
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,986,254	$58,255	5.83%	$3,757,453	$54,259	5.74%
Tax-exempt loans (1)	8,407	116	5.49	7,299	94	5.11
Taxable securities	644,931	4,417	2.74	719,093	5,646	3.14
Tax-exempt securities (1)	267,142	3,269	4.89	308,147	3,592	4.66
Interest bearing cash	84,733	1,019	4.78	119,884	1,647	5.45
Other investments	16,099	291	7.23	16,821	301	7.10
Interest Earning Assets	5,007,566	67,367	5.37	4,928,697	65,539	5.29
Cash and due from banks	57,775			56,423
Other assets, net	235,027			248,546
Total Assets	$5,300,368			$5,233,666

Liabilities
Savings and interest-bearing checking	2,835,507	14,393	2.02	2,603,044	13,084	1.99
Time deposits	789,241	8,153	4.11	903,491	10,027	4.40
Other borrowings	92,735	1,581	6.80	129,236	2,139	6.57
Interest Bearing Liabilities	3,717,483	24,127	2.58%	3,635,771	25,250	2.76
Non-interest bearing deposits	1,030,343			1,106,262
Other liabilities	102,328			112,019
Shareholders’ equity	$450,214			$379,614

Total liabilities and shareholders’ equity	$5,300,368			$5,233,666

Net Interest Income		$43,240			$40,289

Net Interest Income as a Percent of Average Interest Earning Assets			3.45%			3.26%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2024			2023
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,882,822	$228,229	5.88%	$3,624,406	$197,462	5.45%
Tax-exempt loans (1)	8,597	451	5.25	6,855	333	4.86
Taxable securities	652,772	18,883	2.89	771,121	23,314	3.02
Tax-exempt securities (1)	294,443	13,907	4.72	317,553	14,039	4.42
Interest bearing cash	94,621	5,013	5.30	83,587	4,416	5.28
Other investments	16,363	1,195	7.30	17,557	1,013	5.77
Interest Earning Assets	4,949,618	267,678	5.41	4,821,079	240,577	4.99
Cash and due from banks	55,309			58,473
Other assets, net	235,025			236,072
Total Assets	$5,239,952			$5,115,624

Liabilities
Savings and interest-bearing checking	2,727,778	57,571	2.11	2,564,097	44,728	1.74
Time deposits	815,815	35,123	4.31	785,684	30,347	3.86
Other borrowings	118,282	7,834	6.62	128,945	8,273	6.42
Interest Bearing Liabilities	3,661,875	100,528	2.75%	3,478,726	83,348	2.40
Non-interest bearing deposits	1,047,843			1,164,816
Other liabilities	103,622			103,721
Shareholders’ equity	$426,612			$368,361

Total liabilities and shareholders’ equity	$5,239,952			$5,115,624

Net Interest Income		$167,150			$157,229

Net Interest Income as a Percent of Average Interest Earning Assets			3.38%			3.26%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of December 31, 2024

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$8,734	$—	$—	$—	—%
Land Development	24,637	—	—	—	—
Construction	201,474	16,589	—	16,589	8.2
Income Producing	624,499	22,286	—	22,286	3.6
Owner Occupied	544,829	18,396	47	18,443	3.4
Total Commercial Real Estate Loans	$1,404,173	$57,271	$47	$57,318	4.1

Other Commercial Loans	$533,190	$27,334	7	$27,341	5.1
Total non-performing commercial loans			$54

Commercial Loan Portfolio Analysis as of December 31, 2023

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,620	$1	$—	$1	0.0%
Land Development	17,966	—	—	—	—
Construction	101,178	—	—	—	—
Income Producing	625,927	4,177	—	4,177	0.7
Owner Occupied	449,287	15,165	—	15,165	3.4
Total Commercial Real Estate Loans	$1,204,978	$19,343	$—	$19,343	1.6

Other Commercial Loans	$474,753	$16,537	28	$16,565	3.5
Total non-performing commercial loans			$28

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